UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2005

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(Sate or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 -Financial Information

Item 2.02  Results of Operations and Financial Condition

EDS' news release dated July 29, 2005, regarding its preliminary financial results for the three months ended June 30, 2005, is furnished as Exhibit 99.1 hereto and incorporated by reference in this Item 2.02.

The information in this Item 2.02 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

(c)           The following exhibit is furnished as part of this Current Report on Form 8-K:

                 99.1.   EDS' news release dated July 29, 2005 (furnished pursuant to Item 2.02).

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  The statements in this 8-K that are not historical statements, including statements regarding expected earnings, revenue and free cash flow and the value of new business signed, are forward-looking statements within the meaning of the federal securities laws. These statements are subject to numerous risks and uncertainties, many of which are beyond EDS' control, which could cause actual results to differ materially from such statements. These include, but are not limited to, competition in the industries in which EDS conducts business and the impact of competition on pricing, revenues and margins; the impact of general economic and other conditions on the discretionary spend of EDS' existing clients and EDS' ability to obtain new business; the degree to which third parties continue to outsource IT and business processes; the performance of current and future client contracts in accordance with EDS' cost, revenue and cash flow estimates, including EDS' ability to achieve any operational efficiencies in its estimates; for contracts with U.S federal government clients, including EDS' Navy Marine Corps Intranet contract, the government's ability to cancel the contract or impose additional terms and conditions due to changes in government funding, deployment schedules or otherwise; EDS' ability to access the capital markets, including its ability to obtain capital leases, surety bonds and letters of credit, to arrange new client supported financing transactions or similar facilities and continue to access existing facilities; the impact of rating agency actions on EDS' ability to access capital and its cost of capital as well as the impact of such actions on EDS' agreements that contain debt rating triggers; the impact of third-party benchmarking provisions in certain client contracts; the impact on a historical and prospective basis of accounting rules and pronouncements; the impact of claims, litigation and governmental investigations; the success of EDS' strategic reorganization and cost cutting initiatives and the timing and amount of any resulting benefits; the impact of acquisitions and divestitures; EDS' ability to attract and retain highly skilled personnel; a reduction in the carrying value of EDS' assets; the impact of a bankruptcy or the financial difficulty of a significant client on the financial and other terms of EDS' agreements with that client; the expiration or termination of a significant client contract, including EDS' contract with General Motors; with respect to the funding of pension plan obligations, the performance of EDS' investments relative to its assumed rate of return; changes in tax laws and interpretations and failure to obtain treaty relief from double taxation; failure to obtain or protect intellectual property rights; and fluctuations in foreign currency, exchange rates and interest rates.

For a more detailed discussion of these and other factors, see the text under the heading "Factors That May Affect Future Results" in Item 7, of EDS' Form 10-K for the year ended December 31, 2004. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K and EDS disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

July 29, 2005                                                                                                             By:    /S/ ROBERT H. SWAN

                                                                                                                                           Robert H. Swan, Executive Vice
                                                                                                                                           President and Chief Financial Officer

3